THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THIS “SUBSCRIPTION AGREEMENT”) RELATES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND WILL BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

CONFIDENTIAL

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

(U.S. Accredited Subscribers)

TO:	Novastar Resources Ltd., a Nevada corporation (the “Company”)

8300 Greensboro Drive, Suite 800, McLean, Virginia 22102

Attention: Seth Grae, Fax No. (202) 318-2502

Purchase of Units

1.	Subscription

1.1                         On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase __________________ units (the “Units”) at a price per Unit of US$0.425 (such subscription and agreement to purchase being the “Subscription”), for an aggregate purchase price of US$__________________ (the “Subscription Proceeds”).

1.2                         Each Unit will consist of one common share (each, a “Share”) of the Company’s common stock, par value US$0.001 per share (the “Common Stock”), and one half of one share of common stock purchase warrant (each whole share purchase warrant, a “Warrant”). Each whole Warrant shall be non transferable and shall entitle the holder hereof to purchase one share of Common Stock (each, a “Warrant Share”), as presently constituted, for a period of twelve months commencing from the Closing (as defined herein), at a price per Warrant Share of US$0.65. Certificate(s) representing the Warrants will be in the form attached hereto as Exhibit A. The Units, Shares, Warrants and the Warrant Shares are collectively referred to as the “Securities”.

1.3                         On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the Company hereby irrevocably agrees to sell the Units to the Subscriber.

1.4                         Subject to the terms hereof, the Subscription will be effective upon its acceptance by the Company. The Subscriber acknowledges that the offering of Units contemplated hereby (the “Offering”) is not subject to any minimum aggregate subscription level.

2.	Payment

2.1                         The Subscription Proceeds must accompany this Subscription and shall be paid by certified check or bank draft drawn on a major bank in the United States reasonably acceptable to the Company and made payable and delivered to the Company. Alternatively, the Subscription Proceeds may be wired to the Company pursuant to wiring instructions that will be provided to the Subscriber upon request. Notwithstanding the foregoing, the Subscription Proceeds may be delivered in any manner and at such times as is mutually agreed to by the Company and the Subscriber.

2.2                         The Subscriber acknowledges and agrees that this Subscription Agreement, the Subscription Proceeds and any other documents delivered in connection herewith will be held on behalf of the Company. In the event that this Subscription Agreement is not accepted by the Company for whatever reason, which the Company expressly reserves the right to do, within 30 days of the delivery of an executed Subscription Agreement by the Subscriber, this Subscription Agreement, the Subscription Proceeds (without interest thereon) and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth in this Subscription Agreement.

2.3                         Where the Subscription Proceeds are paid to the Company, the Company is entitled to treat such Subscription Proceeds as an interest-free loan to the Company until such time as the Subscription is accepted and the certificates representing the Securities have been issued to the Subscriber.

3.	Documents Required from Subscriber
3.1	The Subscriber must complete, sign and return to the Company:
(a)	an executed copy of this Subscription Agreement; and
(b)	a Prospective Investor Suitability Questionnaire in the form attached as Exhibit B hereto (the “Questionnaire”).

3.2                         The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities and applicable law.

4.	Closing

4.1                         Closing of the offering of the Units (the “Closing”) shall occur on or before the date set forth on the signature page hereof or on such other date as may be determined by the Company (the “Closing Date”).

4.2                         The Company may, at its discretion, elect to close the Offering in one or more closings, in which event the Company may agree with one or more subscribers (including the Subscriber hereunder) to complete delivery of the Units to such subscriber(s) against payment therefor at any time on or prior to the Closing Date.

5.	Acknowledgements of Subscriber
5.1	The Subscriber acknowledges and agrees that:
(a)

the Company has not undertaken, and will have no obligation, to register any of the Securities under the Securities Act, other than as set forth in the registration rights letter agreement of even date herewith;

(b)

by completing the Questionnaire, the Subscriber is representing and warranting that the Subscriber is an accredited investor (for purposes of this Subscription Agreement as that term is defined in Regulation D under the Securities Act);

(c)

the decision to execute this Subscription Agreement and acquire the Securities hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company, and such decision is based entirely upon a review of information (the receipt of which is hereby acknowledged) that has been filed by the Company with the United States Securities and Exchange Commission and in compliance, or intended compliance, with applicable securities legislation (collectively, the “Public Record”);

(d)	any business plan presented by the Company to the Subscriber may not be achieved or be achievable;

(e)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;
(f)	there is no government or other insurance covering the Securities;
(g)	there are risks associated with an investment in the Securities, as more fully described in certain information forming part of the Public Record;
(h)

the Subscriber and the Subscriber’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the distribution of the Securities hereunder and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

(i)

the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Securities hereunder have been made available for inspection by the Subscriber, the Subscriber’s counsel and/or advisor(s);

(j)

the Subscriber will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, without limitation, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein, in the Questionnaire or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection herewith or therewith;

(k)

the Company will refuse to register any transfer of the Securities not made pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act;

(l)

the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

(i)	any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Securities hereunder; and
(ii)	applicable resale restrictions; and
(m)	this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Company.
6.	Representations, Warranties and Covenants of the Subscriber
6.1	The Subscriber hereby represents and warrants to and covenants with the Company that:
(a)

the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporation, is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

(b)

the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the organizational documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(c)	the Subscriber has duly executed and delivered this Subscription Agreement, and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;
(d)

the Subscriber has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Securities and the Company, and the Subscriber is providing evidence of such knowledge and experience in these matters through the information requested in the Questionnaire;

(e)	all information contained in the Questionnaire is complete and accurate and may be relied upon by the Company;
(f)	the Subscriber is resident in the jurisdiction set out under the heading “Name and Address of Subscriber” on the signature page of this Subscription Agreement;
(g)

subject to an effective registration statement, the Subscriber is acquiring the Securities as principal for the Subscriber’s own account (except for the circumstances outlined in Section 6.1(j)), for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Securities;

(h)

the Subscriber is not an underwriter of, or dealer in, the shares of common stock of the Company, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

(i)	if the Subscriber is acquiring the Securities as a fiduciary or agent for one or more investor accounts:
(i)

the Subscriber has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account; and

(ii)	the investor accounts for which the Subscriber acts as a fiduciary or agent satisfy the definition of an accredited investor;
(j)

the Subscriber has not acquired the Securities as a result of, and will not itself engage in, any directed selling efforts in the United States in respect of any of the Securities that would include any activities undertaken for the purpose, or that could reasonably be expected to have the effect, of conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration of any of the Securities pursuant to the Securities Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(k)	the Subscriber is not aware of any advertisement of any of the Securities; and
(l)	no person has made to the Subscriber any written or oral representations:

(i)	that any person will resell or repurchase any of the Securities;
(ii)	that any person will refund the purchase price of any of the Securities; or
(iii)	as to the future price or value of any of the Securities.
7.	Additional Representations, Warranties and Covenants of the Company
7.1	The Company hereby represents and warrants to and covenants with the Subscriber that:
(a)

all written representations and warranties, or statements of material fact, contained herein, in the Public Record or in any other document or written statement provided to the Subscriber by the Company are true and complete as of the signing of this Subscription Agreement and as of the Closing; and

(b)

the Company will indemnify and hold harmless the Subscriber and, where applicable, its directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, without limitation, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any written representation or warranty of the Company contained herein or in the Public Record, or in any document or written statement furnished by the Company to the Subscriber in connection herewith being untrue in any material respect or any breach or failure by the Company to comply with any covenant or agreement herein made by the Company to the Subscriber in connection herewith or therewith;

8.	Acknowledgement and Waiver

8.1                         The Subscriber has acknowledged that the decision to purchase the Securities was solely made on the basis of publicly available information contained in the Public Record. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Securities.

9.	Legending of Securities

9.1                         The Subscriber hereby acknowledges that, upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Securities will bear a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

9.2                         The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

10.	Costs

10.1                       The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including, without limitation, any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Securities shall be borne by the Subscriber.

11.	Governing Law

11.1                       This Subscription Agreement is governed by the laws of the State of Nevada. The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the jurisdiction of the courts of the State of Nevada.

12.	Survival

12.1                       This Subscription Agreement, including, without limitation, the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Securities by the Subscriber pursuant hereto.

13.	Assignment
13.1	This Subscription Agreement is not transferable or assignable.
14.	Severability

14.1                       The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

15.	Entire Agreement

15.1                       Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Securities and there are no other terms, conditions, representations or warranties, whether express or implied, oral or written, by statute or common law, by the Company or by anyone else.

16.	Notices

16.1                       All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed as set forth on the signature page of this Subscription Agreement, and notices to the Company shall be directed as set forth on the first page of this Subscription Agreement.

17.	Public Announcements

17.1                       The Company will not issue any press release or make any other public statement naming any Subscriber, or its affiliates, without the prior written consent of such Subscriber, except as may be required by applicable law, order of a court of competent jurisdiction or any listing agreement with or rule of national securities exchange or association.

18.	Counterparts and Electronic Means

18.1                       This Subscription Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original and all of which together shall constitute one instrument. Delivery of an executed copy of this Subscription Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Subscription Agreement as of the date hereinafter set forth.

19.	Delivery Instructions

19.1                       The Subscriber hereby directs the Company to deliver the certificates representing the Securities to the name and address set forth on the signature page to this Subscription Agreement.

19.2                       The Subscriber hereby directs the Company to cause the Securities to be registered on the books of the Company as set forth on the signature page to this Subscription Agreement.

[Signature page to follow]

IN WITNESS WHEREOF the Subscriber has duly executed this Subscription Agreement as of the date of acceptance by the Company.

(Name and Address (including country) of Subscriber)

(Signature)

(Office of Signatory above, if applicable)

(Number of Units)

US$0.425

(Price Per Unit)

(Aggregate Purchase Price)

(Name and address (including country) to which certificates representing the Securities shall be delivered, if different from name and address set forth above)

(Name and address (including country) in which the Securities shall be registered on the books of the Company, if different from name and address set forth above)

ACCEPTANCE

This Subscription Agreement in respect of the Securities is hereby accepted by Novastar Resources Ltd.

Dated:

NOVASTAR RESOURCES LTD.

By:

Name:
Title:

Closing Date per Section 4.1: _____________________

EXECUTION PAGE TO SUBSCRIPTION AGREEMENT

EXHIBIT A

THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND WILL BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

THESE WARRANTS WILL EXPIRE AND BECOME NULL AND VOID

AT ________ (NEW YORK TIME) ON ____________________, 2007

SHARE PURCHASE WARRANTS

TO PURCHASE COMMON SHARES OF

NOVASTAR RESOURCES LTD.,

a Nevada Corporation

THIS CERTIFIES that, for value received, ____________________________________________ (the “Holder”) of _______________________________ shares of common stock, par value US$0.001 per share, of the Company, has the right to purchase from the Company, upon and subject to the terms and conditions hereinafter referred to, up to _______________________________ fully paid and non-assessable shares of common stock, par value US$0.001 per share, of the Company (the “Shares”) on or before ________ (New York time) on ________________________, 2007 (the “Expiry Date”) at the price per Share of US$0.65 (the “Exercise Price”) on the terms and conditions attached hereto as Appendix 1 (the “Terms and Conditions”).

1.	ONE (1) WARRANT AND THE EXERCISE PRICE ARE REQUIRED TO PURCHASE ONE SHARE. THIS CERTIFICATE REPRESENTS ____________________________ WARRANTS.

2.	These Warrants are issued and subject to the Terms and Conditions, and the Holder may exercise the right to purchase Shares only in accordance with those Terms and Conditions.

3.

Nothing contained herein or in the Terms and Conditions will confer any right upon the Holder hereof or any other person to subscribe for or purchase any Shares at any time subsequent to the Expiry Date, and from and after such time, this Warrant and all rights hereunder will be void and of no value.

4.	HOLDER HEREBY ACKNOWLEDGES THAT ANY CERTIFICATE EVIDENCING THE SECURITIES UPON EXERCISE OF THIS WARRANT SHALL BEAR A LEGEND IN SUBSTANTIALLY THE FOLLOWING FORM:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

                IN WITNESS WHEREOF the Company has executed this Warrant Certificate this ____ day of _______________________, 2006.

NOVASTAR RESOURCES LTD.

By___________________________________

Name:

Title:

APPENDIX 1

TERMS AND CONDITIONS dated ______________________________, 2006, attached to the Warrants issued by Novastar Resources Ltd., a Nevada corporation.

1.	INTERPRETATION
1.1	Definitions

In these Terms and Conditions, unless context dictates otherwise:

(a)

“Common Stock” means common stock, par value US$0.001 per share, of the Company, as constituted at the date hereof and any shares of Common Stock resulting from any subdivision or consolidation thereof;

(b)

“Company” means Novastar Resources Ltd., a Nevada corporation, or a successor corporation that is a result of (i) a consolidation, amalgamation or merger with or into any other corporation or corporations, or (ii) the conveyance or transfer of all or substantially all of the properties and estates of the Company to any other corporation;

(c)	“Company’s Auditor” means an independent firm of accountants duly appointed as auditors of the Company;
(d)

“Director” means a director of the Company for the time being, and reference, without more, to action by the directors means action by the directors of the Company as a Board, or whenever duly empowered, action by an executive committee of the Board;

(e)	“Holders” means the holders of the Warrants;
(f)	“Person” means an individual, corporation, partnership, trustee or any unincorporated organization and words importing persons have a similar meaning;
(g)	“Shares” means shares of Common Stock; and
(h)	“Warrants” means any warrant or warrants of the Company hereafter issued and consequence of the exercise of this Warrant in part or transfer of this Warrant in whole or in part.
1.2	Singular, Plural; Gender

Words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

1.3	Descriptive Headings; Interpretation
(a)

The division of these Terms and Conditions into Articles and Sections, and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation thereof.

(b)

“Herein”, “hereby” and similar expressions refer to these Terms and Conditions as the same may be amended or modified from time to time; and the expression “Article” and “Section,” followed by a number refer to the specified Article or Section of these Terms and Conditions.

1.4	Applicable Law

The Warrants will be construed in accordance with the laws of the State of Nevada.

2.	ISSUE OF WARRANTS
2.1	Additional Warrants

The Company may at any time and from time to time issue additional warrants or grant options or similar rights to purchase Shares of its Common Stock.

2.2	Warrant to Rank Pari Passu

All Warrants and additional warrants, options or similar rights to purchase Shares from time to time issued or granted by the Company, will rank pari passu whatever may be the actual dates of issue or grant thereof, or of the dates of the certificates by which they are evidenced.

2.3	Issue in substitution for Lost Warrants
(a)

In case a Warrant becomes mutilated, lost, destroyed or stolen, the Company will issue and deliver a new Warrant of like date and tenor as the one mutilated, lost, destroyed or stolen, in exchange for and in place of and upon cancellation of such mutilated Warrant, or in lieu of, and in substitution for such lost, destroyed or stolen Warrant and the substituted Warrant will be entitled to the benefit hereof and rank equally in accordance with its terms with all other Warrants issued or to be issued by the Company.

(b)

The applicant for the issue of a new Warrant pursuant hereto will bear the cost of the issue thereof and in case of loss, destruction or theft furnish to the Company such evidence of ownership and of loss, destruction, or theft of the Warrant so lost, destroyed or stolen as will be satisfactory to the Company in its sole discretion and such applicant may also be required to furnish indemnity in amount and form satisfactory to the Company in its discretion, and will pay the reasonable charges of the Company in connection therewith.

2.4	Holder Not a Shareholder

This Warrant shall not be deemed to confer upon the Holder any right to vote or to consent to or receive notice as a shareholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder, prior to the exercise hereof.

3.	NOTICE
3.1	Notice to Holders

Any notice required or permitted to be given to the Holders will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Holder appearing on the Holder’s Warrant or to such other address as any Holder may specify by notice in writing to the Company, and any such notice will be deemed to have been given and received by the Holder to whom it was addressed if mailed, on the third day following the mailing thereof; if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time of mailing or between the time of mailing, and the third business day thereafter there is a strike, lockout, or other labor disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

3.2	Notice to the Company

Any notice required or permitted to be given to the Company will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Company set forth below or such other address as the Company may specify by notice in writing to the Holder, and any such notice will be deemed to have been given and received by the Company to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time of mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labor disturbance affecting postal service, then the notice will not be effectively given until actually delivered:

Novastar Resources Ltd.

8300 Greensboro Drive

Suite 800

McLean, Virginia 22102

USA

Attention: Seth Grae

Fax: (202) 318-2502

with a copy to:

Pillsbury Winthrop Shaw Pittman LLP

1540 Broadway

New York, New York 10036

USA

Attention: Jerry P. Peppers

Fax: (212) 858-1500

4.	EXERCISE OF WARRANTS

4.1	Method of Exercise of Warrants

The right to purchase shares conferred by the Warrants may be exercised by the Holder surrendering the Warrant Certificate representing same, with a duly completed and executed subscription in the form attached hereto (“Form of Subscription”) and a bank draft or certified check payable to or to the order of the Company, at par, in New York, New York, for the purchase price applicable at the time of surrender in respect of the Shares subscribed for in lawful money of the United States of America, to the Company at the address set forth in, or from time to time specified by the Company pursuant to, Section 3.2. Notwithstanding the foregoing, the Warrants may be exercised and payment received for the Warrant Shares in any manner mutually agreed to by the Company and the Holder.

4.2	Effect of Exercise of Warrants
(a)

Upon surrender and payment as aforesaid the Shares so subscribed for will be deemed to have been issued and such Person or Persons will be deemed to have become the Holder or Holders of record of such Shares on the date of such surrender and payment, and such Shares will be issued at the subscription price in effect on the date of such surrender and payment.

(b)

Within ten business days after surrender and payment as aforesaid, the Company will forthwith cause to be delivered to the Person or Persons in whose name or names the Shares so subscribed for are to be issued as specified in such subscription or mailed to him or them at his or their respective addresses specified in such subscription, a certificate or certificates for the appropriate number of Shares not exceeding those which the Holder is entitled to purchase pursuant to the Warrant surrendered.

4.3	Subscription for Less Than Entitlement

The Holder of any Warrant may subscribe for and purchase a number of Shares less than the number which he is entitled to purchase pursuant to the surrendered Warrant. In the event of any purchase of a number of Shares less than the number which can be purchased pursuant to a Warrant, the Holder thereof upon exercise thereof will in addition be entitled to receive a new Warrant in respect of the balance of the Shares which he was entitled to purchase pursuant to the surrendered Warrant and which were not then purchased.

4.4.	Warrant for Fractions of Shares

To the extent that the Holder of any Warrant is entitled to receive on the exercise or partial exercise thereof a fraction of a share, such right may be exercised in respect of such fraction only in combination with another Warrant or other Warrants which in the aggregate entitle the Holder to receive a whole number of such Shares.

4.5	Expiration of Warrants

After the expiration of the period within which a Warrant is exercisable, all rights thereunder will wholly cease and terminate and such Warrant will be void and of no effect.

4.6	Time of Essence

Time will be of the essence hereof.

4.7	Subscription Price

Each Warrant is exercisable at a price per share (the “Exercise Price”) of US$0.65. One (1) Warrant and the Exercise Price are required to subscribe for each share during the term of the Warrants.

4.8.	Adjustment of Exercise Price
(a)	The Exercise Price and the number of Shares deliverable upon the exercise of the Warrants will be subject to adjustment in the event and in the manner following:
(i)

If and whenever the Shares at any time outstanding are subdivided into a greater or consolidated into a lesser number of Shares the Exercise Price will be decreased or increased proportionately as the case may be; upon any such subdivision or consolidation the number of shares deliverable upon the exercise of the Warrants will be increased or decreased proportionately as the case may be.

(ii)

In case of any capital reorganization or of any reclassification of the capital of the Company or in the case of the consolidation, merger or amalgamation of the Company with or into any other Company (hereafter collectively referred to as a “Reorganization”), each Warrant will after such Reorganization confer the right to purchase the number of Shares or other securities of the Company (or of the company resulting from such Reorganization) which the Holder would have been entitled to upon Reorganization if the Holder had been a shareholder at the time of the Reorganization.

In any such case, if necessary, appropriate adjustments will be made in the application of the provisions of this Article Four relating to the rights and interest thereafter of the Holders of the Warrants so that the provisions of this Article Four will be made applicable as nearly as reasonably possible to any Shares or other securities deliverable after the Reorganization on the exercise of the Warrants.

The subdivision or consolidation of Shares at any time outstanding into a greater or lesser number of Shares (whether with or without par value) will not be deemed to be a Reorganization for the purposes of this clause 4.8(a)(ii).

(b)

The adjustments provided for in this Section 4.8 are cumulative and will become effective immediately after the record date or, if no record date is fixed, the effective date of the event which results in such adjustments.

4.9	Determination of Adjustments

If any questions will at any time arise with respect to the Exercise Price or any adjustment provided for in Section 4.8, such questions will be conclusively determined by the Company’s Auditors, or, if they decline to so act any other firm of certified public accountants in the United States of America that the Company may designate and who will have access to all appropriate records and such determination will be binding upon the Company and the Holders of the Warrants.

5.	COVENANTS BY THE COMPANY
5.1	Reservation of Shares

The Company will reserve and there will remain unissued out of its authorized capital a sufficient number of Shares to satisfy the rights of purchase provided for herein and in the Warrants should the Holders of all the Warrants from time to time outstanding determine to exercise such rights in respect of all shares which they are or may be entitled to purchase pursuant thereto and hereto.

6.	MODIFICATION OF TERMS, MERGER, SUCCESSORS
6.1	Modification of Terms and Conditions for Certain Purposes

From time to time the Company may, subject to the provisions of these presents, modify the Terms and Conditions hereof, for the purpose of correction or rectification of any ambiguities, defective provisions, errors or omissions herein.

6.2	Warrant Not Transferable

The Warrant and all rights attached to it are not transferable. Notwithstanding the foregoing, the Warrants and all rights attached to it may be transferred to an affiliate or parent of the Holder provided that the transferee executes an instrument of adherence binding them to the provisions contained herein.

DATED as of the date first above written in these Terms and Conditions.

NOVASTAR RESOURCES LTD.

By:

Name:

Title:

FORM OF SUBSCRIPTION

TO:	Novastar Resources Ltd.

8300 Greensboro Drive

Suite 800

McLean, Virginia 22102

USA

The undersigned Holder of the within Warrants hereby subscribes for _________________ shares of common stock, US$0.001 par value (the “Shares”), of Novastar Resources Ltd. (the “Company”) pursuant to the within Warrants at US$___________ per Share on the terms specified in the Warrants. The Holder will cause a wire transfer payable to the Company for the whole amount of the purchase price of the Shares to be issued to the Company according to wire instructions received from the Company immediately upon receipt of the certificates representing the Shares by the Holder’s custodian bank.

The undersigned hereby directs that the Shares be registered as follows:

NAME(S)	ADDRESS(ES)	NUMBER OF SHARES

TOTAL:

(Please print full name in which share certificates are to be issued, stating whether Mr., Mrs. or Miss is applicable).

DATED this ________ day of _________, ____.

In the presence of:

Signature of Witness	Signature of Holder

Please print below your name and address in full.

Name (Mr./Mrs./Miss)
Address

INSTRUCTIONS FOR SUBSCRIPTION

The signature to the subscription must correspond in every particular with the name written upon the face of the Warrant without any alteration, enlargement, or change. If there is more than one subscriber, each subscriber must sign the subscription.

In the case of persons signing by agent, attorney or personal representative(s), the authority of such agent, attorney or representative(s) to sign must be proven to the satisfaction of the Company.

If the Warrant certificate and the form of subscription are being forwarded by mail, send the Warrant certificate and the form of subscription by registered mail.

EXHIBIT B

PROSPECTIVE INVESTOR SUITABILITY QUESTIONNAIRE

All terms used but not defined herein shall have the meanings ascribed thereto in the Subscription Agreement.

1.	The Subscriber represents and warrants to and covenants with the Company that:
(a)

the Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the transactions detailed in the Subscription Agreement and is able to bear the economic risk of loss arising from such transactions;

(b)	the Subscriber satisfies one or more of the categories indicated on the signature page hereof:
Category 1

an organization described in Section 501(c)(3) of the Internal Revenue Code, as amended, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of US$5,000,000;

Category 2	a natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of purchase exceeds US$1,000,000;
Category 3

a natural person who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

Category 4	a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended;
Category 5	a director or executive officer of the Company;
Category 6

a trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act;

Category 7

a bank as defined in Section 3(a)(2) of the Securities Act or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), or a business development company as defined in Section 2(a)(48) of the 1940 Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of US$5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that satisfy the requirements of one or more of the foregoing categories; or

Category 8	an entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories; and
(c)

the Subscriber is not acquiring the Securities as a result of any form of general solicitation or general advertising, including, without limitation, advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

2.	The Subscriber acknowledges and agrees that:
(a)	if the Subscriber decides to offer, sell or otherwise transfer any of the Securities, it will not offer, sell or otherwise transfer any of such Securities directly or indirectly, unless:
(i)	the sale or other transfer is to the Company;
(ii)	the sale or other transfer is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S and in compliance with applicable local laws and regulations;
(iii)

the sale or other transfer is made pursuant to the exemption from the registration requirements under the Securities Act provided by Rule 144 thereunder if available and in accordance with any applicable state securities or blue sky laws;

(iv)

the Securities are sold or otherwise transferred in a transaction that does not require registration under the Securities Act or any applicable U.S. state laws and regulations governing the offer and sale of securities, and it has prior to such sale or other transfer furnished to the Company an opinion of counsel reasonably satisfactory to the Company; or

(v)	pursuant to a registration statement.
(b)

upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act or applicable U.S. state laws and regulations, the certificates representing any of the Securities will bear a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

(d)	the Company may make a notation on its records or instruct the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described herein; and

(e)

the Subscriber, if an individual, is a resident of the state or other jurisdiction in its address set forth on the signature page of the Subscription Agreement, or, if the Subscriber is not an individual, the office of the Subscriber at which the Subscriber received and accepted the offer to acquire the Securities is the address set forth on the signature page of the Subscription Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Prospective Investor Suitability Questionnaire as of the date and year first written below.

If a corporation, partnership or other entity:	If an individual:

(Name of entity)	(Name of individual)

(Signature)	(Signature)

(Type of entity)	(Social security or tax identification number)

(Identify the category or categories per Section 1(b))	(Identify the category or categories per Section 1(b))

(Date)	(Date)

B-4